MATTHEWS INTERNATIONAL FUNDS
dba MATTHEWS ASIA FUNDS
Supplement dated August 28, 2026
to the Prospectus dated April 30, 2026, as supplemented
For all existing and prospective shareholders of the Matthews Asia Growth Fund – Institutional Class (MIAPX) and Investor Class (MPACX):
THIS SUPPLEMENT CONTAINS A CHANGE TO THE PREVIOUSLY ANNOUNCED TIMELINE FOR THE REORGANIZATION OF THE MATTHEWS ASIA GROWTH FUND.
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements and in the proxy statement/prospectus pertaining to the Reorganization (as defined below).
As previously announced in a prospectus supplement filed on February 27, 2026, at a meeting held on February 25-26, 2026, the Board of Trustees of Matthews Asia Funds (the “Trust”) approved the tax-free reorganization (the “Reorganization”) of the Matthews Asia Growth Fund, a series of the Trust (the “Target Fund”), into the Matthews Asia Innovators Fund, a series of the Trust (the “Acquiring Fund”), and also approved calling a special meeting (the “Special Meeting”) of the shareholders of the Target Fund to consider and vote on the proposed Reorganization.
At the Special Meeting held on July 22, 2026, as adjourned to August 19, 2026, shareholders voted to approve the Reorganization. The Reorganization is expected to be completed on or about September 29, 2026. Upon completion of the Reorganization, you will become a shareholder of the Acquiring Fund, and you will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund you own immediately prior to the Reorganization. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund.
In connection with the Reorganization, effective as of the close of business on September 24, 2026, shares of the Target Fund will no longer be available to existing shareholders. Shares of the Target Fund are already generally unavailable to new shareholders, and shareholders of any other series of the Trust may not exchange their shares for shares of the Target Fund.
If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund until the last business day before the closing of the Reorganization. Redemption requests received after that time will be treated as redemption requests for shares of the Acquiring Fund received in connection with the Reorganization.
Please retain this Supplement for future reference.
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